COLUMBIA GROWTH STOCK FUND
                                  (the "Fund")
                Supplement to Prospectuses dated February 1, 2005

The section entitled "MANAGING THE FUND - PORTFOLIO MANAGERS" is replaced in its entirety with the following:

PORTFOLIO MANAGERS

Paul J. Berlinguet, a senior vice president of Columbia Management and head of Columbia Management's Small-Cap Growth Team and Large-Cap Growth Team, is a co-manager for the Fund and has co-managed the Fund since September, 2005. Mr. Berlinguet has been associated with Columbia Management or its predecessors since October, 2003. Prior to October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003. Prior to April, 2001, Mr. Berlinguet was head of the Global Technology Research Team and a large-cap growth portfolio manager at Baring Asset Management.

John T. Wilson, a portfolio manager of Columbia Management, is a co-manager for the Fund and has co-managed the Fund since September, 2005. Mr. Wilson has been associated with Columbia Management since July, 2005. Prior to July, 2005, Mr. Wilson was a managing director and head of the Large Cap Core Team of State Street Research and Management from May, 1996 to July, 2005.


SUP-47/90929-0905                                           September  29, 2005